EXHIBIT 10.3(g)(i)
                                                              ------------------


                                 COVANTA ENERGY
                                  PENSION PLAN


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                                TABLE OF CONTENTS

SECTION 1. INTRODUCTION AND PURPOSE............................................1

SECTION 2. DEFINITIONS.........................................................2

SECTION 3. PARTICIPATION......................................................16

   3.1.    Date of Participation..............................................16
   3.2.    Enrollment and Adjustment..........................................17
   3.3.    Duration...........................................................17
   3.4.    Reemployment.......................................................17

SECTION 4. RETIREMENT DATE....................................................18

   4.1.    Normal Retirement and Deferred Retirement Dates....................18
   4.2.    Early Retirement Date..............................................19

SECTION 5. ACCRUED BENEFIT....................................................19

   5.1.    Computation of Accrued Benefit.....................................19
   5.2.    Effect of Reemployment on Accrued Benefit..........................20

SECTION 6. NORMAL RETIREMENT BENEFIT..........................................20

   6.1.    Normal Retirement Benefit..........................................20

SECTION 7. EARLY RETIREMENT BENEFIT...........................................21

   7.1.    Early Retirement Benefit...........................................21
   7.2.    Deferral of Payment After Early Retirement Age.....................21

SECTION 8. TERMINATION OF SERVICE BEFORE RETIREMENT...........................22

   8.1.    Vesting............................................................22
   8.2.    Payment after Termination of Service at Early Retirement Date......22
   8.3.    Consent of Participant.............................................22
   8.4.    Forfeitures........................................................23

SECTION 9. DISABILITY BEFORE RETIREMENT.......................................23

   9.1.    Disability Prior to Retirement.....................................23

SECTION 10. DEATH BENEFITS BEFORE RETIREMENT..................................24

   10.1.   Death Benefit Before Retirement....................................24
   10.2.   Consent............................................................24

SECTION 11. METHOD OF PAYMENT.................................................25

   11.1.   Payment of Benefits................................................25
   11.2.   Optional Forms of Benefits.........................................25
   11.3.   Preretirement Survivor Annuity.....................................27
   11.4.   Commencement of Payment............................................31
   11.5.   Explanation of Annuities...........................................34
   11.6.   Small Amounts......................................................35
   11.7.   Suspension of Retirement Benefits..................................35
   11.8.   Consent............................................................36
   11.9.   Deemed Distribution................................................36
   11.10.  Automatic Payment of Retirement Benefits...........................36
   11.11.  Direct Rollover....................................................37
   11.12.  Military Service Credit............................................37

SECTION 12. MAXIMUM AMOUNT OF RETIREMENT BENEFIT..............................37

   12.1.   Application of Section 12..........................................37
   12.2.   Maximum Benefit....................................................38
   12.3.   Adjustments to Maximum Benefit.....................................38
   12.4.   Inapplicability of Section 12......................................41
   12.5.   Limitation Prior to October 3, 1973................................42
   12.6.   Limitation Prior to December 31, 1982..............................42
   12.7.   Additional Limitations.............................................43
   12.8.   Maximum Limitations................................................44

SECTION 13. DESIGNATION OF BENEFICIARIES......................................45

   13.1.   Beneficiary Designation............................................45
   13.2.   Failure to Designate Beneficiary...................................46

SECTION 14. FUNDING AND CONTRIBUTIONS.........................................46

   14.1.   Funding............................................................46
   14.2.   Actuarial Assumptions..............................................47
   14.3.   Trustee............................................................47
   14.4.   Expenses...........................................................48
   14.5.   Return of Contributions............................................48

SECTION 15. ADMINISTRATION OF THE PLAN........................................49

   15.1.   Powers and Duties of Administrative Committee......................49
   15.2.   Powers and Duties of Investment Committee..........................49
   15.3.   Agents; Reports to Board of Directors..............................50
   15.4.   Structure of Committees............................................51
   15.5.   Adoption of Procedures of Committee................................52
   15.6.   Demands for Money..................................................52
   15.7.   Trust Agreement; Powers and Duties of Trustee; Trust Fund..........52
   15.8.   Hold Harmless; Indemnification.....................................53
   15.9.   Claims for Benefits................................................54
   15.10.  Communications.....................................................55
   15.11.  Agent for Service of Process.......................................56
   15.12.  Specific Power and Duties..........................................57

SECTION 16. TERMINATION OF PARTICIPATING COMPANY PARTICIPATION................57

   16.1.   Termination of Participating Company Participation.................57
   16.2.   Rights of Former Participants......................................58
   16.3.   Transfer to Successor Plan.........................................59

SECTION 17. AMENDMENT OR TERMINATION OF THE PLAN AND THE TRUST................59

   17.1.   Right to Amend, Suspend or Terminate Plan..........................59
   17.2.   Retroactivity......................................................60
   17.3.   Notices............................................................61
   17.4.   Termination........................................................61
   17.5.   Not a Title IV Termination.........................................61
   17.6.   Title IV Termination...............................................62
   17.7.   Asset Allocation by Court..........................................64
   17.8.   Partial Termination................................................64

SECTION 18. TOP HEAVY PROVISIONS..............................................65

   18.1.   Top Heavy Plan.....................................................65
   18.2.   Definition for Section 18..........................................66
   18.3.   Minimum Vesting....................................................71
   18.4.   Minimum Benefits...................................................72
   18.5.   Limitations on Benefits............................................73
   18.6.   Other Plans........................................................73

SECTION 19. GENERAL LIMITATIONS AND PROVISIONS................................74

   19.1.   No Right to Continued Employment...................................74
   19.2.   Trust is Sole Source of Benefits...................................74
   19.3.   Payment on Behalf of Payee.........................................75
   19.4.   No Alienation......................................................75
   19.5.   Missing Payee......................................................76
   19.6.   Subject to Trust Agreement.........................................77
   19.7.   Required Information...............................................77
   19.8.   Subject to Insurance Contract......................................77
   19.9.   Communications to Committees.......................................78
   19.10.  Communications from Participating Company or Committees............78
   19.11.  Gender, Tense......................................................78
   19.12.  Captions...........................................................78
   19.13.  Applicable Law.....................................................79

APPENDIX I....................................................................78

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                                   SECTION 1.

                            INTRODUCTION AND PURPOSE

         1.1 The purpose of the Covanta Energy Pension Plan (the "Plan") is to provide retirement benefits and certain other benefits to eligible employees of Covanta Energy and its participating subsidiaries and other participating companies, or to the beneficiaries of such employees, and thereby to continue to encourage employees to make and continue careers with Covanta Energy, all as set forth herein and in the related trust thereunder (the "Trust") adopted as a part of the Plan.

         1.2 In accordance with the terms of the Plan, the Company has the right to amend the Plan from time to time. The Company has amended and restated the Plan, generally effective January 1, 2001 (the "Restatement Date"), to comply with the provisions of the Small Business Jobs Protection Act of 1996 ("SBJPA"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Community Renewal Tax Relief Act of 2000, and other applicable Internal Revenue Service guidance, although certain provisions may have a later effective date to comply in good faith with the requirements of the Economic Growth and Tax Reconciliation Relief Act ("EGTRRA").

         The Trust agreement entered into in connection with the Plan shall continue in full force and effect pursuant to the applicable provisions of the amended and restated Plan. Except as may be otherwise specifically provided in the Plan or required by law, the nonforfeitable interests of Participants who retired or terminated their Employment with Covanta Energy prior to the Restatement Date or prior to the effective date of any Plan provision which is different than the Restatement Date, shall be determined solely under the applicable provisions of the Plan as of the date of their retirement or termination.

         The Plan and Trust is intended to be a plan and trust qualifying under Sections 401(a) and 501(a) of the Code, respectively, and covered by the Employee Retirement Income Security Act of 1974 ("ERISA").

                                   SECTION 2.

                                   DEFINITIONS

         When used herein the following terms shall have the following meanings:

         2.1 "Accrued Benefit" means a Straight Life Annuity commencing at age 65 or at any later date specified under the Plan, whichever is applicable.

         2.2 "Act" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

         2.3 "Actuary" means the enrolled actuary (within the meaning of the Act) engaged by the Administrative Committee.

         2.4 "Administrative Committee" means the Covanta Administrative Committee as provided for in Section 15. For purposes of the Act, the Administrative Committee shall be the administrator of the Plan.

         2.5 "Affiliate" means any corporation which is included in a controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes the, Company, any trade or business (whether or not incorporated) which is under common control with the Company (within the meaning of Section 414(c) of the Code), any organization included in the same "affiliated service group" (within the meaning of Section 414(m) of the Code) as the Company, and any other entity required to be aggregated with the Company pursuant to Regulations under
Section 414(o) of the Code; except that for purposes of applying the provisions of Sections 12 and 18 with respect to the limitations on benefits, Section 415(h) of the Code shall apply.

         2.6 "Beneficiary" means the beneficiary or beneficiaries designated by a Participant pursuant to Section 13 to receive the amount, if any, payable under the Plan upon the death of such Participant.

         2.7 "Board" means the board of directors of the Company.

         2.8 "Break in Service" means a Plan Year during which an individual has not completed more than 500 Hours of Service, as determined by the Administrative Committee in accordance with the Regulations. Solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Administrative Committee in accordance with this Section 2.8 and the Labor Department Regulations; provided, however, that the total Hours of Service so credited shall not exceed 501 Hours and that the individual timely provide the Administrative Committee with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited entirely
(i) in the Plan Year in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such Plan Year, or (ii) in the following Plan Year. For purposes of this Section 2.8, "maternity or paternity absence" shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child, or the placement of a child with the individual in connection with adoption of the child by such individual, or for purposes of caring for a child for the period immediately following such birth or placement.

         2.9 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

         2.10 "Committee" means the Administrative Committee and the Investment Committee.

         2.11 "Company" means Covanta Projects, Inc.

         2.12 "Compensation" means the Participant's "wages" within the meaning of Section 3401(a)(1) of the Code for each Plan Year, including performance bonuses and all other payments of compensation made to a Participant in the course of the Employer's trade or business which must be reported on a Form W-2, but excluding any special or irregular payments made to the Participant such as hiring bonuses and income which arises from non-performance based restricted stock awards. Compensation includes any amount otherwise included in Compensation which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h), or 132(f)(4).

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the Compensation of each Employee taken into account under the Plan shall not exceed the limit on Compensation prescribed in Section 401(a)(17) of the Code (the "Section 401(a)(17) Limit"). The Section 401(a)(17) Limit is $150,000, as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. Effective January 1, 2002, the Section 401(a)(17) Limit increases to $200,000, as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect on January 1 of any calendar year shall apply to any determination period beginning in such calendar year. For this purpose, the "determination period" is any period not exceeding 12 months, over which Compensation is determined. If a determination period consists of fewer than 12 months, the
Section 401(a)(17) Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall be deemed a reference to the Section 401(a)(17) Limit. If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the Section 401(a)(17) Limit in effect for that prior determination period. For this purpose, for determination periods beginning prior to January 1, 1994, the
Section 401(a)(17) Limit is $150,000.

         Notwithstanding the foregoing, in determining benefit accruals for Plan Years beginning after December 31, 2001, the Section 401(a)(17) Limit for determination periods beginning before January 1, 2002 shall be $200,000.

         2.13 "Covered Compensation" means, for a Plan Year, the average (without indexing) of the Taxable Wage Bases in effect for such calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No increase in Covered Compensation shall decrease a Participant's Accrued Benefit under the Plan. In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. A Participant's Covered Compensation for a Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year during which the 35-year period ends.

         2.14 "Credited Service" means the number of full years and months of employment beginning on the date the Employee first performed an Hour of Service with the Employer and ending on the date of his retirement or other termination of employment. If an Employee was a participant of the Prior Plan on December 31, 1988 and thereafter becomes a Participant of the Plan, Credited Service shall also include his period of Service under the Prior Plan, as defined by such Prior Plan. Years and months of employment shall be determined by the Administrative Committee in accordance with the Regulations.

         2.15 "Direct Rollover" means a distribution by the Plan to an Eligible Retirement Plan as specified by a Distributee.

         2.16 "Disabled" or "Disability" means a Participant's inability to perform the duties of employment with an Employer as would constitute disability under the Employer's long term disability plan.

         2.17 "Distributee" means a Participant or a former Participant. A Participant's or former Participant's spouse or a former spouse of a Participant or former Participant who is an alternate payee under a Qualified Domestic Relations Order to which a distribution is to be made under the Plan shall also be deemed to be a Distributee.

         2.18 "Early Retirement Age" means the date on which a Participant has attained age 55 and has completed 10 years of Credited Service.

         2.19 "Early Retirement Date" means the first day of the month coincident with or next following a Participant's retirement after reaching his Early Retirement Age but prior to his Normal Retirement Age.

         2.20 "Effective Date" means, for this amendment and restatement, January 1, 2001, and for the Plan, January 1, 1989.

         2.21 "Eligible Employee" means any Employee who completes at least 1,000 Hours of Service during a Plan Year, but excluding (i) any nonresident alien, (ii) any Leased Employee, and (iii) any Employee who is included in a unit of Employees covered by a collective bargaining agreement which does not provide for participation in the Plan. A director of the Employer is not eligible for participation in the Plan unless he is also an Eligible Employee.

         2.22 "Eligible Retirement Plan" means (i) an individual retirement account, as described in Section 408(a) of the Code, (ii) an individual retirement annuity, as described in Section 408(b) of the Code, (iii) an annuity plan, as described in Section 403(a) of the Code, and (iv) a qualified plan and trust, as described in Sections 401(a) and 501(a) of the Code; provided, however, that in the case of an Eligible Rollover Distribution to a spouse, an Eligible Retirement Plan means an individual retirement account or an individual retirement annuity, as described in Sections 408(a) and 408(b) of the Code, respectively.

         Effective January 1, 2002, the term "Eligible Retirement Plan" shall also include an annuity contract described in Section 403(b) of the Code and an eligible plan described in Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state. Effective January 1, 2002, the definition of Eligible Retirement Plan shall apply in the case of an Eligible Rollover Distribution to a Participant's surviving spouse, or to a spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code.

         2.23 "Eligible Rollover Distribution" means any distribution from the Plan of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution shall not include: (i) any distribution to the extent such distribution is required under Section 11.4 and Section 401(a)(9) of the Code, (ii) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a period of ten years or more, and (iii) the portion of any distribution that is not includible in gross income.

         2.24 "Employee" means any individual in the employ of the Employer.

         2.25 "Employer" means the Company and each other Participating Company.

         2.26 "Equivalent Actuarial Value" or "Actuarial Equivalent" means, unless otherwise specified in the Plan, a benefit of equivalent value to the benefit for which it is to be substituted, computed on the basis of the actuarial tables and interest rates specified in Appendix I attached hereto; provided, however, that effective January 1, 2000, the interest rate used to determine the Equivalent Actuarial Value of any lump sum payment that may be made under the Plan shall be determined based on the applicable mortality table and applicable interest rate pursuant to Section 417(e)(3) of the Code.

         In accordance with Section 417(e)(3) of the Code, the term "applicable interest rate" shall mean the annual rate of interest on 30-year Treasury securities as specified by the Commissioner each October and shall remain fixed for annuity starting dates which occur during October of each Plan Year through September 30 of the following Plan Year. The term "applicable mortality rate" shall mean the table prescribed by the Secretary in accordance with Section 417(e)(3)(A)(ii) of the Code. Such table shall be based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code).

         2.27 "Final Average Compensation" means a Participant's average annual Compensation for the five consecutive calendar years out of his last 10 (or fewer) consecutive Years of Service rendered immediately prior to his Normal Retirement Date, or his earlier retirement or other termination of employment, as the case may be, during which his Compensation was the highest.

         2.28 "High 3 Year Average Compensation" means the average annual amount of the Participant's total Compensation from the Company for the three consecutive Years of Service during which such Compensation was the highest.

         2.29 "Hours of Service" means the hours for which an Employee shall receive credit for purposes of the Plan, as follows:

              (a) One hour for each hour for which he is directly or indirectly paid, or entitled to payment, by the Company or an Affiliate for the performance of duties during the applicable computation period for which his Hours of Service are being determined under the Plan. (These hours shall be credited to the Employee for the computation period or periods in which the duties were performed, and shall include hours for which back pay has been either awarded or agreed to by the Company or an Affiliate as provided by the Regulations under the Act, with no duplication of credit for hours.)

              (b) One hour for each hour, in addition to the hours in paragraph
(a) above, for which he is directly or indirectly paid, or entitled to payment, by the Company or an Affiliate, for reasons other than for the performance of duties during the applicable computation periods, such as paid vacation, paid holiday, paid sickness, and similar paid periods of nonworking time. (These hours shall be counted in the computation period or periods in which the hours for which payment is made occur).

              (c) One hour for each hour of the normally scheduled work hours for each day during any period he is on leave of absence from work with the Company or an Affiliate for military service with the armed forces of the United States, but not to exceed the period required under the law pertaining to veterans' reemployment rights; provided, that if he fails to report for work at the end of such leave during which he has reemployment rights he shall not receive credit for hours on such leave.

              (d) The number of normally scheduled work hours for each day of authorized leave of absence granted by the Company or an Affiliate in accordance with reasonable policies established therefor for which he is not compensated. When no time records are available, the Employee shall be given credit for Hours of Service based upon the number of normally scheduled work hours for each day he is on the Company's or an Affiliate's payroll, as determined in accordance with reasonable standards and policies from time to time adopted by the Administrative Committee under Section 2530.200b-2(b) and (c) of the Regulations, which are incorporated herein by this reference thereto. Notwithstanding the foregoing, an Employee shall be credited with 45 Hours of Service with respect to each week for which he is entitled to be credited with at least one Hours of Service. The Administrative Committee may, on a uniform, nondiscriminatory basis, give credit to Participants for Hours of Service for employment with employers other than the Company or an Affiliate.

         2.30 "IRS" means the United States Internal Revenue Service.

         2.31 "Investment Committee" means the Investment Committee as provided for in Section 15. For purposes of the Act, the members of the Investment Committee shall be "named fiduciaries" (with respect to the matters for which they are hereby made responsible under the Plan) of the Plan.

         2.32 "Labor Department" means the United States Department of Labor.

         2.33 "Leased Employee" means any person who is not an Employee of the Employer and who provides services to the Employer if (i) such services are provided pursuant to an agreement between the Employer and any other person,
(ii) such person has performed such services for the Employer on a substantially full-time basis for a period of at least one year, and (iii) such services are performed under the primary direction or control of the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by such Employer.

         For purposes of this Plan, a Leased Employee shall be considered an Employee unless: (i) such Employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation, (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20% of the recipient Employer's "nonhighly compensated workforce," as defined in Section 414(n)(5) of the Code.

         2.34 "Normal Retirement Age" means the date which is the Participant's 65th birthday.

         2.35 "Normal Retirement Date" means the first day of the month coincident with or next following a Participant's attainment of his Normal Retirement Age.

         2.36 "Participant" means any Eligible Employee who is enrolled in the Plan as provided in Section 3.

         2.37 "Participating Company" means an Affiliate of the Company, designated by the Board as such, the board of directors or equivalent governing body of which shall adopt the Plan and the Trust Agreement by appropriate action and the Employees of which shall be eligible to participate in the Plan in the manner and to the extent determined by the Board so long as such Affiliate remains so designated. Any such Affiliate so designated and which adopts the Plan shall be deemed thereby to appoint the Company, the Administrative Committee, the Investment Committee, and the Trustee its exclusive agents to exercise on its behalf all of the powers and authority conferred hereby, or by the Trust Agreement, upon the Company and shall make its allocable contributions to the Plan. The authority of the Company, the Administrative Committee, the Investment Committee, and the Trustee to act as such agent shall continue until the Plan has terminated as to such Affiliate and the relevant Trust assets have been distributed by the Trustee as provided in Section 16 of the Plan.

         2.38 "PBGC" means the Pension Benefit Guaranty Corporation.

         2.39 "Plan" means the Covanta Energy Pension Plan, as set forth herein and as may be amended from time to time.

         2.40 "Plan Year" means the calendar year.

         2.41 "Preretirement Survivor Annuity" means a benefit providing for payment of a survivor annuity to a Participant 's Surviving Spouse, if any, for the life of such Surviving Spouse equal to 50% of the annuity which would have been payable for the life of the Participant under a Qualified Joint and Survivor Annuity.

         2.42 "Prior Plan" means the Ogden Corporation Pension Plan.

         2.43 "Qualified Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) which has been determined by the Administrative Committee in accordance with procedures established under the Plan, to constitute a "qualified domestic relations order" within the meaning of Section 414(p)(1) of the Code.

         2.44 "Qualified Joint and Survivor Annuity" means a benefit providing an annuity for the life of the Participant, ending with the payment due on the first day of the month coincident with or preceding the date of his death, and, if the Participant dies leaving a Surviving Spouse, a survivor annuity for the life of such Surviving Spouse equal to 50% of the annuity payable for the life of the Participant under his Qualified Joint and Survivor Annuity, commencing on the first day of the month following the date of the Participant 's death and ending with the payment due on the first day of the month coincident with or preceding the date of such Surviving Spouse's death.

         2.45 "Regulations" means the applicable regulations issued under the Code (referred to herein as "IRS Regulations"), the Act (referred to herein as "Labor Department Regulations") or other applicable law, by the IRS, the PBGC, the Labor Department or any other governmental authority and any temporary regulations or rules promulgated by such authorities pending the issuance of such regulations.

         2.46 "Retirement Benefit" means a benefit payable on the dates, in the forms, and in the amounts specified in Sections 6, 7, and 8, whichever is applicable.

         2.47 "Retirement Date" means a Participant 's Early Retirement Date, Normal Retirement Date or any other retirement date that has become effective in lieu thereof pursuant to Section 4.

         2.48 "Service" means employment or reemployment (whether or not as an Eligible Employee) with the Company, any Participating Company, or with any subsidiary of or other corporation or entity affiliated or associated with the Company which is a Participant of the same controlled group of corporations (within the meaning of Section 1563(a) of the Code). Service includes all periods of employment credited to an Employee while a participant under the Prior Plan.

         2.49 "Social Security Retirement Age" means age 65 in the case of a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 for a Participant attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age 67 for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

         2.50 "Straight Life Annuity" means an annuity payable for the life of a Participant, ending with the payment due on the first day of the month coincident with or preceding the date of the annuitant's death.

         2.51 "Surviving Spouse" means the survivor of a deceased Participant or a deceased former Participant to whom such deceased Participant or deceased former Participant has been legally married (as determined by the Administrative Committee) throughout the one-year period ending on the earlier of (i) the date as of which payments commence under the Plan, or (ii) the date of the Participant 's death. For purposes of Section 11, if a Participant marries within one year of the date as of which payments commence under the Plan and was married to that spouse for at least a one-year period ending on or before the date of the Participant's death, such Participant and his spouse shall be treated as having been married throughout the one-year period ending on the date as of which payments commence.

         2.52 "Taxable Wage Base" means the contribution and benefit base under
Section 230 of the Social Security Act at the beginning of the Plan Year.

         2.53 "Trust" or "Trust Fund" means the Trust established by the Company pursuant to the Trust Agreement as a part of the Plan.

         2.54 "Trustee" means the trustee or trustees of the Trust.

         2.55 "Trust Agreement" means the agreement entered into between the Company and the Trustee regarding the investment and holding of Plan assets, as provided in the Plan, as amended or restated from time to time.

         2.56 "Year of Service" means any Plan Year during which an individual completed at least 1,000 Hours of Service as determined by the Administrative Committee in accordance with the Regulations. In addition, solely for purposes of determining whether an Eligible Employee is enrolled as a Participant as provided in Section 3 and his vested interest under Sections 8.1 and 18.3, if an Employee does not complete 1,000 Hours of Service during the Plan Year in which his Service commenced but does complete at least 1,000 Hours of Service during the 12 consecutive month period beginning on the date his Service commenced, as determined by the Administrative Committee, then he shall be credited with a Year of Service for such 12 consecutive month period. In determining the number of Years of Service a Participant is credited with, he shall be credited with all years of service he had completed, as of December 31, 1988, under the terms of the Prior Plan.

                                   SECTION 3.

                                  PARTICIPATION

         3.1. Date of Participation.

              (a) Each Eligible Employee who was a Participant of the Plan on December 31, 2000 shall continue to be a Participant of the Plan after such date. Each Eligible Employee in Service on December 31, 2000, but who was not then a Participant of the Plan shall be enrolled in the Plan on the first day of the month coincident with or next following the earlier of:

                  (i) the date on which he satisfies the requirements for participating in the Plan as in effect on December 31, 2000; and

                  (ii) the date on which he satisfies the requirements of
Section 3.1(b) for enrollment in the Plan.

              (b) Each Eligible Employee who commences Service on or after January 1, 2001 shall be automatically enrolled in the Plan on the first day of the month coincident with or next following the date on which the Eligible Employee has (i) attained age 21, and (ii) the later of (a) the completion of one Year of Service, and (b) the date which is the anniversary of the Eligible Employee's date of hire, provided that he is an Eligible Employee on such date.

         3.2. Enrollment and Adjustment.

         The Administrative Committee shall take any necessary or appropriate action to enroll each Eligible Employee who has met the requirements of this
Section 3 and, if it is determined that an Eligible Employee has for any reason not been enrolled in the Plan or, if an administrative adjustment is required, such Employee shall be retroactively enrolled or such administrative adjustment shall be made.

         3.3. Duration.

         The participation of a Participant shall cease upon his Retirement Date, death, or upon any Break in Service. The participation of a Participant who, without any Break in Service, ceases to be an Eligible Employee shall not cease on account thereof but, notwithstanding Section 2.47, no subsequent Service shall be treated as Credited Service unless and until he again becomes an Eligible Employee.

         3.4. Reemployment.

             (a) If a Participant without any vested right to his Retirement Benefit (as determined under Section 8.1) incurs any Break in Service, and if the number of consecutive Plan Years in which he incurs a Break in Service equals or exceeds the greater of five (5) or the aggregate number of his Years of Service prior to such Break in Service (excluding any Years of Service previously disregarded under this Section), then, in the event that he returns to Service, he shall be treated as a new Employee for all purposes of the Plan.

             (b) In all other cases following a Break in Service, if a former Participant completes one Year of Service, he shall again be enrolled in the Plan as of the first day of the month coincident with or next following the date such Year of Service commenced, except that, if he is not then an Eligible Employee, he shall again be enrolled in the Plan as of the first day of the month coincident with or next following the date, if any, on which he again becomes an Eligible Employee.

                                   SECTION 4.

                                RETIREMENT DATE

         4.1. Normal Retirement and Deferred Retirement Dates.

         Any Participant may retire on his Normal Retirement Date. Notwithstanding the previous sentence, a Participant may elect to defer his Normal Retirement Date if he has not had a termination of Service on or prior to his Normal Retirement Age. A retiring Participant shall submit a written application for benefits to the Administrative Committee not less than 30 days nor more than 90 days prior to the day the Participant will retire from Service. The Deferred Retirement Date of a Participant shall be the first day of the month coincident with or next following the date of his termination of Service following his Normal Retirement Age. Notwithstanding any provision in the Plan to the contrary, a Participant shall have a 100% vested right to his Retirement Benefit upon attaining his Normal Retirement Age.

         4.2. Early Retirement Date.

         A Participant may retire on his Early Retirement Date. A Participant must make written application to the Administrative Committee specifying an Early Retirement Date which is the first day of a month and not less than 30 nor more than 90 days following the date of the filing of the application.

                                   SECTION 5.

                                ACCRUED BENEFIT

         5.1. Computation of Accrued Benefit.

         For Plan Years beginning prior to January 1, 2002, a Participant's Accrued Benefit is equal to (a) less (b) where:

         (a) is 1.5% of his Final Average Compensation multiplied by his years of Credited Service; and

         (b) is the amount of his Prior Plan accrued benefit determined as of December 31, 1988.

         For Plan Years beginning on or after January 1, 2002, a Participant's Accrued Benefit is equal to (1) less (2) plus (3), where:

         (1) equals [(A+B) x C] + (D x E):

             (A) is .95% of Final Average Compensation up to Covered
             Compensation;

             (B) is 1.5% of Final Average Compensation in excess of Covered Compensation;

             (C) is years of Credited Service up to 35;

             (D) is .95% of Final Average Compensation; and

             (E) total years of Credited Service in excess of 35 which are credited on or after January 1, 2002; and

         (2) equals the amount of the Participant's Prior Plan accrued benefit determined as of December 31, 1988.

         5.2. Effect of Reemployment on Accrued Benefit.

         If a Participant who incurs a Break in Service for any reason returns to Service and is treated as a new Eligible Employee pursuant to Section 3.4, then on his subsequent retirement or termination of Service, his Accrued Benefit shall be based only upon his Credited Service subsequent to his return to Service. In all other cases following a Break in Service, a Participant 's Accrued Benefit shall be based on his total Credited Service (provided this does not decrease his Accrued Benefit), reduced by the Equivalent Actuarial Value of any payments to him before his return to Service.

                                   SECTION 6.

                            NORMAL RETIREMENT BENEFIT

         6.1. Normal Retirement Benefit.

         Subject to Section 11.4, a Participant who retires from Service on his Normal Retirement Date shall be entitled to receive a Retirement Benefit equal to his Accrued Benefit (or any larger Retirement Benefit he could have received commencing on any date which could have been his Early Retirement Date), commencing on the first day of the month in which his Normal Retirement Date occurs. Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 2002, in no event shall any Participant's Accrued Benefit commencing on the Participant's Normal Retirement Date and payable in the Normal Form be less than $50 per month.

                                   SECTION 7.

                         EARLY RETIREMENT BENEFIT

         7.1. Early Retirement Benefit.

         A Participant who retires from Service on an Early Retirement Date shall be entitled to receive, commencing on the first day of the month in which his Early Retirement Date occurs, a Retirement Benefit which is the Actuarial Equivalent of the Retirement Benefit which would be payable on his Normal Retirement Date reduced by an early retirement factor of .5% for each month between the day on which his payments would have commenced if he had not retired until the first date of the month coincident with or next following the Participant's Normal Retirement Age and the Participant's Early Retirement Date.


         7.2. Deferral of Payment After Early Retirement Age.

         Subject to Section 11.4, a Participant who retires on an Early Retirement Date may elect, at least 60 days prior to his Early Retirement Date, to defer commencement of the payment of his Retirement Benefit until the first day of any month after his Early Retirement Date but no later than the first month in which his Normal Retirement Date could have occurred. Such an election may be revoked only with the consent of the Administrative Committee. If a Participant makes such an election and dies before the payment of his Retirement Benefit commences, then except as provided in Section 10 or 11.3, no benefit shall be payable under the Plan.

                                   SECTION 8.

                    TERMINATION OF SERVICE BEFORE RETIREMENT

         8.1. Vesting

         Subject to Section 11.4, a Participant whose Service terminates, after his completion of five (5) Years of Service, for any reason other than death, Disability or retirement shall have a nonforfeitable right to a Retirement Benefit equal to his Accrued Benefit as of the date of his termination of Service and shall be entitled to receive his Retirement Benefit commencing on the first day of the month following the month in which he attains his Normal Retirement Age.

         8.2. Payment after Termination of Service.

         A Participant who has completed 10 years of Credited Service and who has terminated his Service as described in Section 8.1 may elect, by written notice to the Administrative Committee at least 30 days prior to his Early Retirement Date, to commence payment of his Retirement Benefit on his Early Retirement Date or on the first day of any subsequent month, but not later than the first day of the month in which the first date which could have been his Normal Retirement Date occurs, actuarially reduced. Such an election may be revoked only with the consent of the Administrative Committee.


         8.3. Consent of Participant.

              (a) Notwithstanding any other provisions of this Section 8, to the extent required by the Code and IRS Regulations, if the Equivalent Actuarial Value of the Retirement Benefit of a Participant is in excess of $3,500 ($5,000 effective January 1, 1998) at the time of the distribution or any prior distribution, no benefit shall be paid pursuant to this Section 8 prior to his Normal Retirement Date without the Participant's written consent, and if the Participant is married at the date payments would otherwise commence and his benefit is to be paid in a form other than a Qualified Joint and Survivor Annuity, the written consent of the Participant's Surviving Spouse. Absence of any required consent shall be deemed to be an election under Section 8.2 to receive the Actuarial Equivalent of the Participant's Retirement Benefit commencing at the earlier of (i) the later of (A) the first day of the month following receipt of the required consent by the Administrative Committee or (B) the date otherwise designated under Section 8.2, or (ii) the Participant's Normal Retirement Date.

         8.4. Forfeitures.

         If a Participant's Service terminates for any reason other than death, Disability or retirement (as provided in Sections 6, 7, 9 and 10) prior to his completion of five (5) Years of Service, no benefit shall be payable under the Plan. In determining whether a Participant has completed five (5) Years of Service for this purpose, his Years of Service before any Break in Service shall be disregarded if he had not then completed five (5) Years of Service and if the number of consecutive Plan Years in which he incurred a Break in Service equals or exceeds the greater of five or the aggregate number of his Years of Service prior to such Break in Service (excluding any Years of Service previously disregarded under this Section).

                                   SECTION 9.

                          DISABILITY BEFORE RETIREMENT

         9.1. Disability Prior to Retirement.

         A Participant who is Disabled shall have a nonforfeitable right to a Retirement Benefit, determined as of the date of the Participant's Disability, in accordance with the provisions of Section 5.1 and shall not thereafter be credited with Credited Service. Such Retirement Benefit shall commence on his Normal Retirement Date.

                                  SECTION 10.

                        DEATH BENEFITS BEFORE RETIREMENT

         10.1. Death Benefit Before Retirement.

         Subject to Section 11.3, the Beneficiary of a Participant with a nonforfeitable right to his Accrued Benefit who dies before the payment of his Retirement Benefit commences shall have a nonforfeitable right to a Retirement Benefit equal to the Participant's Accrued Benefit, such Retirement Benefit to commence on his Early Retirement Date, reduced as provided in Section 7.1. A Participant shall receive any death benefit to which he was entitled under the Prior Plan as in effect on December 31, 1984 for benefits accrued prior to January 1, 1985.

         10.2. Consent.

         Notwithstanding the foregoing, to the extent required by the Code and IRS Regulations, if, immediately prior to his death, the Participant had a Retirement Benefit and the Equivalent Actuarial Value of such Retirement Benefit is in excess of $3,500 ($5,000, effective January 1, 1998) at the time of the distribution or any prior distribution, no lump sum cash payment shall be made under Section 10.1 to the Participant's Surviving Spouse prior to the date which was or would have been the Participant's Normal Retirement Date (had he lived) without the Surviving Spouse's written consent.

                                  SECTION 11.

                                METHOD OF PAYMENT

         11.1. Payment of Benefits.

         The Retirement Benefit to which an unmarried Participant or a Participant who has not been legally married for at least one year ending on the date as of which payment of his Retirement Benefit commences, is entitled under the Plan shall, except as otherwise provided in this Section 11, be payable in the form of a Straight Life Annuity. The Equivalent Actuarial Value of the Retirement Benefit to which a Participant who has been legally married for at least one year ending on the date as of which payment of his Retirement Benefit commences is entitled under the Plan shall, except as otherwise provided in this
Section 11, be payable in the form of a Qualified Joint and Survivor Annuity.

         11.2. Optional Forms of Benefits.

               (a) Subject to the provisions of Sections 11.4 and 11.5, in lieu of receiving his Benefit in the form described in Section 11.1, a Participant may elect to receive his Retirement Benefit in any one of the optional forms described in Sections 11.2(a)(i) through (iv) below; provided, however, that the benefits under such options shall be the Equivalent Actuarial Value of the Retirement Benefits described in Section 11.1.

               (i) Contingent Annuitant Option. A Participant may elect a benefit of Equivalent Actuarial Value payable to him for life with payments to be made, after his death, in 100% of such amount or 50% of such amount, to the Beneficiary designated by such Participant, if living, for the life of such Beneficiary. The designation of a Beneficiary may be revoked or changed at any time prior to the date the Participant's Retirement Benefit is to begin. In the event of the death of either the Participant or the Beneficiary prior to the date such Retirement Benefit is to begin, the election of this option shall be inoperative.

              (ii) Contingent Annuitant Option; Ten Year Certain Payment
Period. A Participant may elect a benefit of Equivalent Actuarial Value payable to him for life with monthly payments to be made, after his death, in the same amount, or 50% of such amount, to the Beneficiary designated by him, if living, for the life of such Beneficiary. If the Participant dies after the date his Retirement Benefit commences but prior to receiving 120 monthly payments, the remainder of such 120 monthly payments will be paid to his Beneficiary (or, in the event of the death of the Beneficiary after the death of the Participant, to the Beneficiary's estate). After such 120 monthly payments have been made, the Beneficiary shall receive monthly payments for life in the same amount, or 50% of such amount, in accordance with the Participant's election. The designation of a Beneficiary may be revoked or changed at any time prior to the date payment of such Retirement Benefit commences. In the event of the death of the Participant prior to the date payment of the Participant's Retirement Benefit begins, the election of the contingent annuitant portion of this option shall be inoperative.

             (iii) Ten Year Certain and Life Annuity. A Participant may elect to receive the Equivalent Actuarial Value of his Retirement Benefit in the form of a Ten Year Certain and Life Annuity. In lieu of receiving the continuing monthly payments as provided by a Ten Year Certain and Life Annuity, the Participant's Beneficiary may elect, within 60 days after the date of the Participant's death, to receive in one lump cash sum the Actuarial Equivalent of such payments.

               (b) If a Participant has elected an option in accordance with this Section 11.2 and dies prior to the date payment of his Retirement Benefit commences (i) without leaving a Surviving Spouse, or (ii) leaving a Surviving Spouse and having made a valid election to waive the Preretirement Survivor Annuity in accordance with Section 11.5, then such optional form of benefit shall become payable to his Beneficiary in the same amount, if any, that would have been payable to such Beneficiary if the payments thereunder had commenced to the Participant on the first day of the month coincident with or preceding the date of the Participant's death. If such Participant dies prior to the date payment of his Retirement Benefit commences, leaving a Surviving Spouse and without having made a valid election to waive the Preretirement Survivor Annuity in accordance with Section 11.5, then the election under this Section 11.2 shall be null and avoid, and the Surviving Spouse shall receive the Preretirement Survivor Annuity in accordance with Section 11.3.

               (c) If a person entitled to receive payments under this Section
11.2 is not the spouse of the Participant, the Equivalent Actuarial Value of the benefits allocated to such person shall not be greater than one-half of the Equivalent Actuarial Value of the Retirement Benefit which the Participant could otherwise have received.

         11.3. Preretirement Survivor Annuity.

               (a) Married Participants.

                  (i) Subject to Section 11.5, a Preretirement Survivor Annuity shall be paid to the Surviving Spouse of a Participant or former Participant who, after earning a nonforfeitable right to his Accrued Benefit, dies before the commencement of payment of his Retirement Benefit. In the case of a Participant who dies on or after the first date which could have been his Early Retirement Date but before payment of his Retirement Benefit has commenced, the Preretirement Survivor Annuity shall be based on the Qualified Joint and Survivor Annuity which would have been payable if the Participant had retired and payments under the Qualified Joint and Survivor Annuity had commenced on the first day of the month coincident with or preceding the date of his death. In the case of a Participant who dies before the first date which could have been his Early Retirement Date, the Preretirement Survivor Annuity shall be based on the Qualified Joint and Survivor Annuity which would have been payable if the Participant had terminated Service on the date of death, survived until the first date which could have been his Early Retirement Date, immediately began receiving payments under the Qualified Joint and Survivor Annuity and died on the day following such Early Retirement Date.

                 (ii) Designation of Non-Spouse Beneficiary. In accordance with the notice and waiver provisions of Section 11.5, a Participant and his Spouse may designate a non-Spouse Beneficiary to receive the Preretirement Survivor Annuity. The designation of the non-Spouse Beneficiary must be made prior to the death of the Participant. Notwithstanding anything in this Section 11.3 to the contrary, the actuarial present value of the Preretirement Survivor Annuity payable to a designated non-Spouse Beneficiary of a Married Participant will be no larger than the actuarial present value of the Preretirement Survivor Annuity that would have been payable to the Spouse pursuant to paragraph (a), above.

                (iii) Simultaneous Death. If the Surviving Spouse of a Participant described in subparagraph (i) dies within thirty (30) days following the date of death of the Participant, a benefit shall be paid to a surviving contingent Beneficiary previously designated by the Participant in addition to any final payment which may be due to the Surviving Spouse. The amount of the benefit payable to the contingent Beneficiary shall be determined pursuant to paragraph (b), as if the Participant had been single at the time of death. If no contingent Beneficiary is designated by the Participant, the benefit which would have been payable pursuant to paragraph (b), determined as though the Participant was single and failed to designate a Beneficiary, will be paid to the Participant's estate. Additionally, in the event the Participant and Participant's Spouse die simultaneously and no contingent Beneficiary has been designated by the Participant, any benefit payable, also determined as though the Participant was single and failed to designate a Beneficiary, shall be paid to the Participant's estate.

               (b) Unmarried Participants. A Preretirement Survivor Annuity shall be paid to the designated Beneficiary of an unmarried Participant or unmarried former Participant who, after earning a nonforfeitable right to his Accrued Benefit, dies before the commencement of payment of his Retirement Benefit. In the case of a Participant who dies on or after the first date which could have been his Early Retirement Date but before payment of his Retirement Benefit has commenced, the Preretirement Survivor Annuity shall be based on the Joint and Survivor Annuity which would have been payable if the Participant had retired and payments under the Joint and Survivor Annuity had commenced on the first day of the month coincident with or preceding the date of his death. In the case of a Participant who dies before the first date which could have been his Early Retirement Date, the Preretirement Survivor Annuity shall be based on the Joint and Survivor Annuity which would have been payable if the Participant had terminated Service on the date of death, survived until the first date which could have been his Early Retirement Date, immediately began receiving payments under the Joint and Survivor Annuity and died on the day following such Early Retirement Date.

         Notwithstanding the foregoing, if the designated Beneficiary is more than five (5) years younger than the Participant, the amount of the Preretirement Survivor Annuity payable to the Designated Beneficiary will be actuarially reduced to be of the same value as the Preretirement Survivor Annuity which would be paid to a Designated Beneficiary only five (5) years younger than the Participant. If an unmarried Participant or unmarried former Participant does not designate a Beneficiary, his estate will receive a lump sum payment which is actuarially equivalent to the benefit that would have been provided to a designated Beneficiary who is the same age as the Participant.

               (c) Payment of Preretirement Survivor Annuity. Payment of a Preretirement Survivor Annuity shall commence on the last day of the month following the later of (i) the first month in which the Participant could have attained his Normal Retirement Date (had he lived), or (ii) the month in which the Participant dies; provided, however, to the extent required by the Code and IRS Regulations, if the Equivalent Actuarial Value of a Preretirement Survivor Annuity is in excess of $3,500 ($5,000, effective January 1, 1998) at the time of distribution or any prior distribution, it shall not commence to be paid prior to the date which was or would have been the Participant's Normal Retirement Date (had the Participant lived) without the written consent of the Participant's Surviving Spouse. In the absence of consent, payment of the Preretirement Survivor Annuity shall not be made until the earlier of (i) the first day of the month following receipt of the required consent by the Administrative Committee, or (ii) the date which would have been the Participant's Normal Retirement Date had the Participant lived. Notwithstanding anything in the Plan to the contrary, in the event that a Preretirement Survivor Annuity is payable pursuant to this Section 11.3 to the Spouse or child of the Participant or to the guardian of a child of the Participant, the recipient of the benefit may elect to commence the benefit early, on an actuarially reduced basis.

         11.4. Commencement of Payment.

               (a) Notwithstanding any other provision of the Plan, effective for Plan Years beginning after December 31, 1996, a Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participate retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five-plan year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over a period certain measured by the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations.

               With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the last calendar year beginning before the effective date of the final regulations under Section 401(a)(9) or such other date as may be published by the Internal Revenue Service. In the case of any such Participant whose benefits commence upon his termination of Service after attaining age 70-1/2 pursuant to this Section, such Participant's Accrued Benefit shall be no less than the Accrued Benefit at the end of the calendar year during which the Participant attains age 70-1/2, actuarially increased from that date to the date of his termination of Service, plus benefits accrued (if any) for each Plan Year thereafter actuarially increased from the end of each Plan Year to the date of his termination of Service.

               (b) If distribution of a Participant's benefit has commenced prior to a Participant 's death, and such Participant dies before his entire benefit is distributed to him, distribution of the remaining portion of the Participant 's benefit to the Participant 's Beneficiary shall be made at least as rapidly as under the method of distribution in effect as of the date of the Participant 's death.

               (c) If a Participant dies before distribution of his benefit has commenced, distributions to any Beneficiary shall be made on or before the December 31st of the calendar year which contains the fifth anniversary of the date of such Participant's death; provided, however, at the Beneficiary's irrevocable election, duly filed with the Administrative Committee before the applicable commencement date set forth in the following sentence, any distribution to a Beneficiary may be made over the life of the Beneficiary or a period not extending beyond the life expectancy of the Beneficiary. Such distribution shall commence not later than the December 31st of the calendar year immediately following the calendar year in which the Participant died or, in the event such Beneficiary is the Participant's spouse, on or before the December 31st of the calendar year in which such Participant would have attained age 70-1/2, if later (or, in either case, on any later date prescribed by IRS Regulations). If such Participant's spouse dies after such Participant's death but before distributions to such spouse commence, this Section 11.4(c) shall be applied to require payment of any further benefits as if such spouse were the Participant.

               (d) Pursuant to IRS Regulations, any benefit paid to a child shall be treated as if paid to a Participant's spouse if such amount will become payable to such spouse on the child's attaining majority, or other designated event permitted by the Regulations.

               (e) All distributions made hereunder shall be made in accordance with the provisions of Section 401(a)(9) of the Code and IRS Regulations thereunder.

               (f) Notwithstanding the foregoing, distributions to a Participant may be made in accordance with a written designation made before January 1, 1984 by the Participant if such designation satisfied the requirements of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA).

         11.5. Explanation of Annuities.

               (a) The Administrative Committee shall furnish or cause to be furnished to each married Participant, to the extent required by the Code and IRS Regulations at least 30 days but no more than 90 days prior to the date a distribution is to be made under the Plan, explanations of the Qualified Joint and Survivor Annuity and the Preretirement Survivor Annuity under procedures developed by the Administrative Committee in accordance with the Code and IRS Regulations. A Participant may, with the written consent of his Surviving Spouse (unless the Administrative Committee makes a written determination in accordance with the Code and IRS Regulations that no such consent is required), elect in writing (i) to receive his Retirement Benefit in one of the optional forms described in Section 11.2 in lieu of a Qualified Joint and Survivor Annuity within the 90-day period ending on the date payment of his Retirement Benefit commences, or (ii) to waive the Preretirement Survivor Annuity within the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of his death. Any election made pursuant to this
Section 11.5 may be revoked by a Participant, without spousal consent, at any time within which such election could have been made. Such an election or revocation must be made in accordance with procedures developed by the Administrative committee in accordance with the Code and IRS Regulations.

               (b) The Administrative Committee may provide the explanation of the Qualified Joint and Survivor Annuity after the date on which payment of the Participant's Retirement Benefit commences, provided that the election period described above shall not end before the 30th day following the date on which the explanation was provided. Subject to the above, a Participant may elect to waive the requirement that the explanation must be provided at least 30 days before the date payment of his Retirement Benefit is to commence or at least 30 days before the end of the election period (as applicable). In the event of such a waiver, distribution of the Participant's Retirement Benefit must commence more than seven (7) days after the explanation was provided.

         11.6. Small Amounts.

         Notwithstanding any other provisions of this Section 11, any annuity amounting to less than $10 per month shall be paid in quarterly or semi-annual installments, and payment of any Retirement Benefit with an Equivalent Actuarial Value of $3,500 or less ($5,000, effective January 1, 1998) at the time of the distribution or any prior distribution shall be made in a lump sum cash payment in full settlement of the Plan's liability therefore; provided, however, that in the case of a Participant, no such lump sum payment shall be made after benefits have commenced without the consent of the Participant and, if the Participant is married at the time such payment would otherwise commence, the consent of the Participant and his spouse or, if the Participant has died, the Participant's Surviving Spouse or Beneficiary.

         11.7. Suspension of Retirement Benefits.

         Except as may be otherwise required in Section 11.4 and notwithstanding any other provisions of this Section 11, if a Participant for any reason returns to Service, payment of his Retirement Benefit, if any, shall, to the extent permitted under the Regulations, be suspended until his subsequent termination of Service or retirement. To the extent that the application of this Section
11.7 constitutes a suspension of benefits, such suspension shall be in accordance with the Act, the Code and the Regulations.

         11.8. Consent.

         Notwithstanding any other provisions of this Section 11, to the extent required by the Code and IRS Regulations, if the Equivalent Actuarial Value of the Retirement Benefit of a Participant who retires is, or has been, in excess of $3,500 ($5,000, effective January 1, 1998) no benefit shall be paid until the Participant's Normal Retirement Date without the Participant's written consent, and if the Participant is married at the date payment would otherwise commence and his benefit is to be paid in a form other than a Qualified Joint and Survivor Annuity, no benefit shall be paid without the written consent of the Participant's Surviving Spouse, unless it is paid on the Participant's Normal Retirement Date.

         11.9. Deemed Distribution.

         If the Participant's nonforfeitable Retirement Benefit on the date he terminates Service equals zero, such Participant shall be deemed to have received his Retirement Benefit on the date he terminates Service.

         11.10. Automatic Payment of Retirement Benefits.

         Notwithstanding any other provision of the Plan, unless a Participant elects to otherwise defer his distribution, payment of his Retirement Benefit shall commence on the 60th day after the close of the Plan Year following (i) the date the Participant reaches his Normal Retirement Date, (ii) the 10th anniversary of the date the Participant's participation in the Plan began, or
(iii) the date the Participant terminates Service with the Employer, whichever is the latest to occur.

         11.11. Direct Rollover.

         A Distributee may elect, at a time and manner prescribed by the Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by such Distributee in the form of a Direct Rollover. A Distributee may not elect to make a Direct Rollover if the total Eligible Rollover Distributions to which the Distributee is entitled during the calendar year equal, or are reasonable expected to equal, less than $200. A Distributee may not elect to make a Direct Rollover of any portion of an Eligible Rollover Distribution if that portion is not at least $500 or more. A Distributee may not make a Direct Rollover of less than the entire amount of an Eligible Rollover Distribution if the entire Eligible Rollover Distribution equals less than $500.

         11.12. Military Service Credit.

         Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.


                                  SECTION 12.

                      MAXIMUM AMOUNT OF RETIREMENT BENEFIT

         12.1. Application of Section 12.

         The provisions of this Section 12 shall govern the benefits to which it is applicable notwithstanding any other provision of the Plan. The benefits to which this Section 12 is applicable are: (i) any annuity payable to a Participant for life as part of a Qualified Joint and Survivor Annuity or as part of a survivorship option elected by the Participant under Section 11.2 and having the effect of a Qualified Joint and Survivor Annuity (excluding in either case any survivor annuity payable to a Surviving Spouse thereunder); (ii) any Single Life Annuity payable to a Participant under Section 11.1 or elected by a Participant under Section 11.2; and (iii) any other option elected by a Participant under Section 11.2 (including both the annuity payable to the Participant and any other annuity or benefit payable thereunder).

         12.2. Maximum Benefit.

         The benefits to which this Section 12 is applicable may not exceed the Actuarial Equivalent of a Single Life Annuity equal to the lesser of (i) $140,000 (the "Dollar Limitation"), or (ii) 100 percent of the Participant's High 3 Year Average Compensation (the "Compensation Limitation"), subject, however, to the following provisions of section 12.

         12.3. Adjustments to Maximum Benefit.

         The limitations on the maximum amount of benefits contained in Section
12.2 shall be adjusted as follows:

               (a) The Dollar Limitation shall be adjusted annually, for Plan Years beginning after December 31, 1987, for increases in the cost-of-living in accordance with IRS Regulations and, in the case of Participants who have separated from Service, the Compensation Limitation shall be adjusted annually for increases in the cost-of-living in accordance with IRS Regulations. As a result of such an adjustment, a benefit which had been limited by the provisions of this Section in a previous Plan Year may be increased with respect to future payments to the least of (i) the adjusted Dollar Limitation amount, (ii) the adjusted Compensation Limitation or (iii) the amount of benefit which would have been payable under the Plan without regard to the provisions of this Section 12.


               (b) Effective for Plan Years beginning before January 1, 2002, in the case of a benefit beginning prior to a Participant's "social security retirement age", as defined in Section 415(b)(8) of the Code, but on or after age 62, the Dollar Limitation applicable to such benefit shall be reduced as follows:

                  (i) If a Participant's social security retirement age is 65, the Dollar Limitation for benefits commencing on or after age 62 is determined by reducing the Dollar Limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

                 (ii) If a Participant's social security retirement age is greater than 65, the Dollar Limitation for benefits commencing on or after age 62 is determined by reducing the Dollar Limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's social security retirement age. The adjustment provided for in this Section 12.3(b) the preceding sentence shall be made in such manner as IRS Regulations may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the social security retirement age under the Social Security Act.

                 (iii) If the annual benefit of a Participant commences prior to age 62, the Dollar Limitation shall be the actuarial equivalent of an annual benefit beginning at age 62 reduced for each month by which benefits commence before the month in which the Participant attains age 62. A decrease in the Dollar Limitation determined in accordance with this Section 12.3(b)(iii) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

               (c) Effective for Plan Years beginning before January
1, 2002, in the case of a benefit beginning after the Participant's social security retirement age, the Dollar Limitation shall be adjusted in accordance with IRS Regulations to an amount which is equal to a Straight Life Annuity commencing at the same time, which is the Actuarial Equivalent of a Single Life Annuity equal to the Dollar Limitation commencing at social security retirement age.

         For the purposes of this Section 12.3, actuarial equivalence shall have the same meaning as described in Section 2.25, except the interest rate assumptions for the purposes of Section 12.3(b) and (d)(i) shall not be less than the greater of the interest rate assumptions provided in the Plan or five percent, and the interest rate assumption for the purposes of this Section 12.3(c) and (d)(ii) shall not be greater than the lesser of five percent or the rate specified in the Plan.

               (d) Effective for Plan Years beginning on or after January 1,

2002:

                  (i) in the case of a benefit beginning prior to a Participant attaining age 62, the determination of whether the Dollar Limitation applicable to such benefit has been satisfied shall be made, in accordance with Regulations, by reducing the Dollar Limitation so that such limitation (as so reduced) equals an annual benefit (beginning when such benefit begins) which is equivalent to a annual benefit equal to the amount of such limitation beginning at age 62; and

                 (ii) in the case of a benefit beginning after a Participant attains age 65, the determination of whether the Dollar Limitation applicable to such benefit has been satisfied shall be made, in accordance with Regulations, by increasing the Dollar Limitation so that such limitation (as so reduced) equals an annual benefit (beginning when such benefit begins) which is equivalent to a annual benefit equal to the amount of such limitation beginning at age 65.

               (e) If a Participant has fewer than 10 years of Plan participation, the Dollar Limitation shall be multiplied by a fraction, the numerator of which is the number of years (computed to fractional parts of a year) of participation in the Plan, and the denominator of which is 10. If the Participant has fewer than 10 Years of Service, the Compensation Limitation shall be multiplied by a fraction, the numerator being the Participant's Years of Service (computed to fractional parts of a year) and the denominator of which is 10.

               (f) In no event shall Section 12.3(e) above reduce the Dollar Limitation and the Compensation Limitation to an amount less than one-tenth of the applicable limitation (determined without regard to Section 12.3(e)). To the extent provided by IRS Regulations and pronouncements, Section 12.3(e) above shall be applied separately with respect to each change in the benefit structure of the Plan.

         12.4. Inapplicability of Section 12.

         The limitations contained in Section 12.2 shall not be applicable if
(i) the annual benefits subject to Section 12 with respect to the Participant do not exceed $10,000 and (ii) the Participant has not participated in any defined contribution plan (within the meaning of Section 414(i) of the Code) maintained by the Company; provided, however, that the $10,000 limitation contained in this
Section 12.4 shall be reduced in the same manner as the Compensation Limitation is reduced under Section 12.3(d).

         12.5. Limitation Prior to October 3, 1973.

         In the case of any individual who was a Participant prior to October 3, 1973, the benefits to which section 12 is applicable may not exceed the greater of (i) the limitations contained in either Section 12.2 or Section 12.4, adjusted as described in Section 12.3, or (ii) the smallest of (A) the Actuarial Equivalent of a Single Life Annuity (as described in Section 11.2) equal to 100% of the Participant's annual rate of Compensation on October 2, 1973 (or the date of his termination of Service, if earlier), (B) the Actuarial Equivalent of the benefits which would have been provided under the Plan as in effect on October 2, 1973 without taking account of any increases in his annual rate of compensation after such date, or (C) in the case of a Participant whose Service terminated prior to October 2, 1973, the Actuarial Equivalent of his nonforfeitable benefits after his termination of Service.

         12.6. Limitation Prior to December 31, 1982.

         Notwithstanding the foregoing provisions of this Section 12, the maximum limitation on a Participant's Retirement Benefits, with respect to any person who was a Participant prior to December 31, 1982 and whose Retirement Benefit (determined without regard to any changes in the Plan after July 1, 1982 and without regard to cost-of-living adjustments, if any, occurring after July 1,1982) as of December 31, 1982, exceeds the limitations set forth in section 12.2, shall be such Participant's Retirement Benefit as of December 31, 1982; provided that such Participant's Retirement Benefit did not exceed the maximum limitation thereon as of December 31, 1982.

         12.7. Additional Limitations.

               (a) Effective for Plan Years beginning before January 1,
2000, notwithstanding the foregoing provisions of this Section 12, and subject to the provisions of Section 12.7(c), if a Participant in the Plan also participates or ever participated in any defined contribution plan (as defined in Sections 414(i) and 415(k) of the Code) currently or formerly maintained by the Company or any of its Affiliates, the sum of the Participant's "Defined Benefit Fraction" (as defined in Section 12.7(b)(1)) and the Participant's "Defined Contribution Fraction" (as defined in Section 12.7(b)(2)) shall not exceed 1.0. If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) as prescribed by IRS Regulations so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code does not exceed 1.0 for such Limitation Year. In the event that in any Plan Year the sum of a Participant's Defined Benefit Fraction and the Participant's Defined Contribution Fraction exceeds 1.0, then the Retirement Benefit payable under the Plan shall be reduced so that the sum of such fractions in respect of that Participant will not exceed 1.0.

               (b) For purposes of Section 12.7(a) the following terms shall have the meanings set forth below:

                  (1) "Defined Benefit Fraction" shall mean as to any Participant for any Plan Year, a fraction, (A) the numerator of which is the projected annual Retirement Benefit the Participant is expected to receive under the Plan determined as of the end of the Plan Year and in accordance with the IRS Regulations and (B) the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under clause (i) of Section 12.2 for the Plan Year, or (B) the product of 1.4 multiplied by the amount which may be taken into account under clause (ii) of Section 12.2 with respect to the Participant for the Plan Year; and

                  (2) "Defined Contribution Fraction" shall mean, as to any Participant for any Plan Year, a fraction, (A) the numerator of which is the sum of the annual additions (as defined in Section 415(c)(2) of the Code) credited to the accounts of the Participant under any defined contribution plan (as defined in Sections 414(i) and 415(k) of the Code) maintained by the Company or any of its Affiliates for the Plan Year and for all prior Plan Years, and (B) the denominator of which is the sum of the lesser of the following amounts, determined for such Plan Year and for each prior Year of Service (regardless of whether the Participant was a participant in the defined contribution plan during any such prior Year of Service): (i) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to the Participant for such year.

         12.8. Maximum Limitations.


         Notwithstanding the foregoing provisions of this Section 12, the maximum limitation on Retirement Benefits, with respect to any person who is a Participant prior to January 1, 1987 and whose Retirement Benefit (determined without regard to any changes in the Plan after May 6, 1986 and without regard to cost of living adjustments occurring after December 31, 1986), exceeds the limitations set forth in Section 12.2, then, for purposes of such section and
Section 415(b) and (e) of the Code, the Dollar Limitation with respect to such Participant shall be equal to such Participant's accrued Retirement Benefit as of December 31, 1986; provided that such Participant's Retirement Benefit did not exceed the maximum limitation as in effect for all Plan Years commencing prior to January 1, 1987.

                                  SECTION 13.

                          DESIGNATION OF BENEFICIARIES

         13.1. Beneficiary Designation.

         Each Participant shall file with the Administrative Committee a written designation of one or more persons as the Beneficiary who, subject to Section 11.5, shall be entitled to receive the amount, if any, payable under the Plan upon his death. Subject to the requirements of Section 11, a Participant may from time to time revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Administrative Committee. The last such designation received by the Administrative Committee shall be controlling, provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrative Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. However, if a Participant is married, his Beneficiary shall be his spouse unless such spouse has consented in writing to such other designation, on a form supplied by the Administrative Committee and has waived her rights pursuant to Section 11.5 of the Plan.

         13.2. Failure to Designate Beneficiary.

         If no such Beneficiary designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Participant's Surviving Spouse, if any, or if the Participant has no Surviving spouse, then the following persons (if then living) in the following order of priority; (i) children, in equal shares, (ii) parents, in equal shares, and (iii) the Participant's estate. If the Administrative Committee is in doubt as to the right of any person to receive such amount, the Administrative Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Administrative Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

                                  SECTION 14.

                           FUNDING AND CONTRIBUTIONS

         14.1. Funding.

         Subject to the provisions of Sections 16 and 17, the Company shall contribute to the Trust, not less frequently than quarterly during each Plan Year, the amounts recommended by the Actuary to the Administrative Committee as necessary to maintain the Plan on a sound actuarial basis, in accordance with the Act and the Code. The Administrative Committee shall arrange for the establishment and maintenance by the Actuary, or in accordance with his recommendations, of such funding accounts as are required by the Act.

         14.2. Actuarial Assumptions.

         The Administrative Committee shall adopt and may change from time to time, in accordance with the provisions of the Act and the Code, such actuarial assumptions and methods as are recommended by the Actuary for purposes of actuarial valuations of the Plan. The Actuary shall make an annual actuarial valuation of the Plan and shall estimate the contributions required under
Section 14.1 on the basis thereof. At least once in each three year period the Actuary shall make an actuarial study of the mortality, Service and compensation experience of the Participants of the Plan and the investment experience and any other relevant experience gains and losses under the Plan, including such calculations as may be necessary to determine whether the Plan is adequately funded, and shall report the results of its study to the Administrative Committee. Prior to termination of the Plan, forfeitures of benefits arising from termination of Service, death, or any other reason under the Plan shall not be applied to increase the benefits that any Participant would otherwise be entitled to receive under the Plan, but may be anticipated in estimating costs under the Plan and shall be applied to reduce the Company's contributions under the Plan.

         14.3. Trustee.

         All monies, securities or other property received as contributions under the Plan shall be delivered to the Trustee under the Trust, to be managed, invested, reinvested and distributed in accordance with the Plan, the Trust and any agreement with an insurance company or other financial institution constituting a part of the Plan and the Trust.

         14.4. Expenses.

         The expenses of administering the Plan including (i) the fees and expenses of any Employee and of the Trustee for the performance of their duties under the Trust, (ii) the expenses incurred by the members of the Administrative Committee and of the Investment Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants and any agents and cost of services rendered in respect of the Plan), and (iii) all other proper charges and disbursements of the Trustee or the members of the Administrative Committee and of the Investment Committee (including settlements of claims or legal actions approved by counsel to the Plan) are to be paid by the Employer unless the Administrative Committee determines that such expenses may be paid out of the Trust. In estimating costs under the Plan, administrative costs may be anticipated.

         14.5. Return of Contributions.

         Any contribution made by an Employer because of a mistake of fact shall be returned to the Employer which made such contribution within one year of such contribution. Any contribution made by an Employer that is conditioned upon the contribution's deductibility or the Plan's initial qualification under the Code, and if either the deduction or the initial qualification is denied, such contribution shall be returned to the Employer which made such contribution within one year after the date such deduction or qualification is denied.


                                  SECTION 15.

                           ADMINISTRATION OF THE PLAN

         15.1. Powers and Duties of Administrative Committee.

         The Administrative Committee shall have general responsibility and discretionary authority for the administration, establishment, and interpretation of the Plan (including, but not limited to, complying with reporting and disclosure requirements, establishing and maintaining Plan records, adopting amendments to the Plan as described in Section 17.1, deciding all questions arising in connection with the Plan, including eligibility, benefit payments, vesting and factual questions). The Administrative Committee shall engage the Actuary and such certified public accountants, who may be accountants for the Company, as it shall require or may deem advisable for purposes of the Plan. The Administrative Committee shall have sole discretionary authority to determine, a Participant's or Beneficiary's benefit eligibility. The Administrative Committee shall communicate any requirements and objectives of the Plan, and any audit information which may be pertinent to the investment of Plan assets to the Investment Committee, which shall establish investment standards and policies and communicate the same to the Trustee (or other funding agencies under the Plan). The Administrative Committee shall have no responsibility for the investment of assets under the Plan and the Trust.

         15.2. Powers and Duties of Investment Committee.

         The Investment Committee shall periodically review the investment performance and methods of the Trustee and any other funding agency, including any insurance company under the Plan and may appoint and remove or change the Trustee and any such funding agency. The Investment Committee shall have the power to appoint or remove one or more Investment Managers and to delegate to such Investment Manager authority and discretion to manage (including the power to acquire and dispose of) the assets of the Plan, or any portion thereof, provided that (i) each Investment Manager with such authority and discretion shall be either a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940, and shall acknowledge in writing that it is a fiduciary with respect to the Plan and (ii) the Investment Committee shall periodically review the investment performance and methods of each Investment Manager with such authority and discretion. The Administrative Committee shall communicate any requirements and objectives of the Plan (including any interest rate or other actuarial assumptions) which may be pertinent to the investment of Plan assets, to the Investment Committee which shall establish investment standards and policies incorporating such requirements and objectives and communicate the same to the Trustee (or other funding agencies under the Plan). If annuities are to be purchased under the Plan, the Investment Committee shall determine what contracts should be made available to terminated Participants or purchased by the Trust.

         15.3. Agents; Reports to Board of Directors.

         The Administrative Committee and the Investment Committee may arrange for the engagement of legal counsel, who may be counsel for the Company, and make use of such agents and clerical or other personnel as they each shall require or may deem advisable for purposes of the Plan. The Committees may rely upon the written opinion of such counsel and the Actuary and accountants engaged by the Administrative Committee and may delegate to any agent or to any sub-committee or members of such Committee its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion (including the appointment of an Investment Manager), provided that such delegation shall be subject to revocation at any time at the discretion of the Committee. The Committees shall report to the Board, or to a committee of the Board designated for that purpose, no less frequently than at each annual meeting ad shall be specified by the Board, or such committee with respect to the Board with regard to the matters for which it is responsible under the Plan.

         15.4. Structure of Committees.

         The Administrative Committee and the Investment Committee shall consist of at least three members, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board. Any member of either of said Committees may resign at any time. No member of either of said Committees shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan. The members of the Administrative Committee and of the Investment Committee shall not receive any special compensation for serving in their capacities as members of such Committees but shall be reimbursed for any reasonable expenses incurred in connection therewith. Except as otherwise required by the Act, no bond or other security need be required of the Administrative Committee or the Investment Committee or any member thereof in any jurisdiction. Any person may serve on both Committees, and any member of either Committee, any sub-Committee or agent to whom either Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a trustee and administrator) with respect to the Plan.

         15.5. Adoption of Procedures of Committee.

         Each Committee shall elect or designate its own Chairman, establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of a Committee shall constitute a quorum for the transaction of business at a meeting of such Committee. Any action of a Committee may be taken upon the affirmative vote of a majority of the members of such Committee at a meeting or, at the direction of its Chairman, without a meeting by mail, telegraph, telex, telecopier or telephone, provided that all of the members of such Committee are informed by mail, telegraph, telex, telecopier or telephone, of their right to vote on the proposal and of the outcome of the vote thereon.

         15.6. Demands for Money.

         All demands for money of the Plan shall be signed by an officer or officers or such other person or persons as the Administrative Committee may from time to time designate in writing who shall cause to be kept full and accurate accounts of receipts and disbursements of the Plan, shall cause to be deposited all funds of the Plan to the name and credit of the Plan, in such depositories as may be designated by the Investment Committee, shall cause to be disbursed the monies and funds of the Plan when so authorized by the Administrative Committee and shall generally perform such other duties as maybe assigned to him from time to time by either such Committee.

         15.7. Trust Agreement; Powers and Duties of Trustee; Trust Fund.

         The Company has entered into the Trust Agreement with the Trustee providing for the administration and management of the Trust Fund. The Trustee shall have responsibility under the Plan for the management and control of the assets of the Plan but shall have no discretionary responsibility for the investment and management of such assets unless, and if so, only to the extent that the Trustee has been appointed an investment adviser pursuant to Section
15.2. All benefits and other amounts payable hereunder shall be paid exclusively from the Trust Fund, and neither the Company, any Affiliate, any Trustee, nor any director, officer, Employee or agent of the Company assumes any responsibility or liability therefor. The Trust Fund may be commingled for investment purposes with like separate trust funds of any other plans and trusts of the Company or any Affiliate which meet the requirements of Sections 401(a) and 501(a) of the Code.

         15.8. Hold Harmless; Indemnification.

         Each Participant, each Beneficiary, or each other person who shall claim the right to any payment under the Plan shall look exclusively to the Trust Fund therefor and shall not have any right or claim therefor against the Company, any Participating Company, any Trustee, or any director, officer, Employee or agent of the Company. Except as otherwise required by the Act, neither the Company, nor any member of the Administrative Committee or the Investment Committee, any director, officer, Employee or agent of the Company shall be required to inquire into or be responsible for any act or failure to act of any Trustee or any Participant. To the maximum extent permitted by the Act and applicable state law, each Trustee, each member of the Administrative Committee and the Investment Committee, each director and officer of the Company, any Participating Company and each Employee who performs service on behalf of the Plan or the Trust, shall be indemnified and saved harmless by the Company and by the Participating Company out of their own assets (including the proceeds of any insurance policy the premiums of which are paid by the Company) from and against any and all losses, costs and expense (including any amounts paid in settlement of a claim with the Company's or Administrative Committee's approval) to which any of them may be subjected by reason of any act done or omitted to be done in good faith in their official capacities with respect to the Plan or the Trust Agreement, including all expenses reasonably incurred in their defense.

         15.9. Claims for Benefits.

         Benefits under this plan will be paid only if the Administrative Committee decides in its discretion that the claimant is entitled to them.

               (a) All claims for benefits under the Plan shall be submitted to, and within a reasonable period of time decided by, a person or persons designated in writing by the Administrative Committee. If the claim is wholly or partially denied, written notice of the denial shall be furnished within 90 days after receipt of the claim; provided that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90 day period indicating the special circumstances requiring an extension. The written notice denying the claim shall set forth the reasons for the denial, including specific reference to pertinent provisions of the Plan on which the denial is based, a description of any additional information necessary to perfect the claim, and information regarding review of the claim and its denial.

               (b) A claimant may review all pertinent documents and may request a review by the Administrative Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Administrative Committee within 60 days after delivery to the claimant of written notice of the decision. Such written request for review shall contain all additional information which the claimant wishes the Administrative Committee to consider. The Administrative Committee may hold a hearing or conduct any independent investigation, and the decision on review shall be made as soon as possible after the Administrative Committee's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within 60 days after receipt by the Administrative Committee of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. Written notice of the decision on review shall include specific reasons for the decision. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons as to participation and benefits eligibility, the amount of benefits and as to any other matter of fact or interpretation relating to the Plan.

         15.10. Communications.

         Any notice, election, application, instruction, designation or other form of communication required to be given or submitted by any Participant, other Employee or Beneficiary shall be in such form as is prescribed from time to time by the Administrative Committee or Investment Committee, sent by first class mail or delivered in person, and shall be deemed to be duly given only upon actual receipt thereof by such Committee. Any notice, statement, report and other communication from the Company or either Committee to any Participant, other Employee or Beneficiary required or permitted by the Plan shall be deemed to have been duly given when delivered to such person or mailed by first class mail to such person at his address last appearing on the records of the Company or the Committee. Each person entitled to receive a payment under the Plan shall file in accordance herewith his complete mailing address and each change therein. A check or communication mailed to any person at his address on file with the Company or the appropriate Committee shall be deemed to have been received by such person for all purposes of the Plan, and no Employee or agent of the Company, or a Participating company or Participant of the Administrative Committee or the Investment Committee, shall be obliged to search for or ascertain the location of any such person except as required by the Act.

         If the Administrative Committee shall be in doubt as to whether payments are being received by the person entitled thereto, it may, by registered mail addressed to such person at his address last known to the Administrative Committee, notify such person that all future payments will be withheld until such person submits to the Administrative Committee his proper mailing address and such other information as the Administrative Committee may reasonably request.

         15.11. Agent for Service of Process.

         The agent for the service of legal process of the Plan shall be the Secretary of the Company or such other person as may from time to time be designated by the Board.

         15.12. Specific Power and Duties.

         The Administrative Committee and the Investment Committee each shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan or the Trust, as may be amended from time to time. It is intended that each Committee shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations and shall not be responsible for any act or failure to act on the part of the other committee or of another fiduciary.

                                  SECTION 16.

               TERMINATION OF PARTICIPATING COMPANY PARTICIPATION

         16.1. Termination of Participating Company Participation.

         Any Participating Company may terminate its participation in the Plan by giving the Administrative Committee prior written notice specifying a termination date which shall be the last day of a month at least 60 days subsequent to the date such notice is received by the Administrative Committee. The Administrative Committee may terminate any Participating Company's participation in the Plan, as of any termination date specified by the Administrative Committee, for the failure of the Participating Company to make proper contributions or to comply with any other provision of the Plan. In the event of any such termination, the Administrative Committee shall promptly notify counsel to the Plan and take such action as counsel may recommend and as the Administrative Committee may deem desirable, including contacting the IRS and requesting a determination.

         16.2. Rights of Former Participants.

         To the maximum extent permitted by the Act, any rights of Participants no longer employed by the Participating Company, former Participants and their Beneficiaries, Surviving Spouses and other eligible survivors under the Plan shall be unaffected by a termination of the Plan as to any Participating Company. Subject to the provisions of Section 17.8, the benefits provided under the Plan with respect to each Participant who is employed by such Participating Company as of the termination date will be paid or forfeited in accordance with the Plan as if such termination had not occurred, except that the Administrative Committee may direct the Trustee to segregate such portion of the assets of the Trust (the "Distributable Reserve") as the Actuary shall determine to be properly allocable in accordance with the Act to the Participants who are Employees of such Participating Company and direct the Trustee to apply the Distributable Reserve for the benefit of the Participants employed by the Participating Company as of the termination date in such matter as the Administrative Committee shall determine. This may include, without limitation, payment to such Participants in lump cash sums, cash installments, or the purchase of immediate or deferred annuities, a transfer to a successor employee benefit plan which is qualified under Section 401(a) of the Code, or any combination thereof; provided, however, that in the event of any transfer of assets to a successor employee benefit plan, the provisions of Section 16.3 will apply.

         Any such payments or transfers of the Distributable Reserve shall constitute a complete discharge of all liabilities under the Plan with respect to such Participating Company's participation in the Plan and any Participant then employed by such Participating Company. To the maximum extent permitted by the Act, the termination of the Plan as to any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.

         16.3. Transfer to Successor Plan.

         No transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Participant would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Administrative Committee or the Investment Committee or both of the Committees may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.

                                  SECTION 17.

               AMENDMENT OR TERMINATION OF THE PLAN AND THE TRUST

         17.1. Right to Amend, Suspend or Terminate Plan.

               (a) Subject to the provisions of section 17.1(b), the Board reserves the right at any time, by majority consent in writing or by a meeting, to amend, suspend or terminate the Plan, any contributions thereunder, the Trust or any contract issued by an insurance carrier forming a part of the Plan, in whole or in part and for any reason and without the consent of any Participating Company, Participant, other Employee Beneficiary, or Surviving Spouse. Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Board and the Administrative Committee.

               (b) The Administrative Committee may adopt amendments, by majority consent in writing or by a meeting, which may be necessary or appropriate to facilitate the administration, management, or interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and the Trust as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code or any other applicable section of law (including the Act) and the Regulations, provided that any such amendment does not materially increase the cost to the Employer of maintaining the Plan.

               (c) No amendment or modification shall be made which would retroactively impair any right to any benefit under the Plan which any Participant, Beneficiary, or Surviving Spouse would otherwise have had at the date of such amendment by reason of the contributions theretofore made, except as provided in Section 17.2 below, or (ii) make it possible for any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and administrative expenses as provided in Section 13.4) to be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries and Surviving Spouses under the Plan prior to the satisfaction of all liabilities with respect thereto.

         17.2. Retroactivity.

         Subject to the provisions of Section 17.1, any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan, the Trust, and any contract with an insurance company which may form a part of the Plan as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code, or any other applicable section of law (including the Act) and the Regulations issued thereunder.

         17.3. Notices.

         Notice of any amendment, modification, suspension or termination of the Plan shall be given by the Board or the Administrative Committee, whichever adopts the amendment, to the other and to the Trustee, all Participating Companies and, where and to the extent required by law, to Participants and other interested parties.

         17.4. Termination.

         Upon termination of the Plan, no amount shall thereafter be payable under the Plan to or in respect of any Participant except as provided in this
Section 17. To the maximum extent permitted by the Act, transfers, distributions or other disposition of the assets of the Plan as provided in this Section 17 shall constitute a complete discharge of all liabilities under the Plan. The Administrative and Investment Committees shall remain in existence and all of the provisions of the Plan which in the opinion of the Administrative Committee are necessary for the execution of the Plan and the administration and distribution transfer or other disposition of the assets of the Plan in accordance with this Section 17.4 shall remain in force.

         17.5. Not a Title IV Termination.

         If the termination of the Plan does not constitute a plan termination for purposes of Title IV of the Act, the assets of the Plan shall be applied for the benefit of Participants, former Participants, Beneficiaries and Surviving Spouses in such manner as the Administrative Committee shall determine; provided, however, that in the event of any transfer of assets to a successor employee benefit plan, the provisions of section 16.3 will apply.


         17.6. Title IV Termination.

               (a) If the termination of the Plan does constitute a plan termination for purposes of Title IV of the Act, then the rights of all Participants to their Retirement Benefits accrued to the date of such termination shall thereupon be nonforfeitable, but only to the extent that such Retirement Benefits have then been funded by contributions made prior to such termination and that such funds are available to provide such Retirement Benefits upon the allocations hereinafter provided in this Section 17.6.

               (b) Upon receipt by the Administrative Committee of all necessary PBGC regulatory approvals with respect to the sufficiency of the assets of the Plan to discharge when due all obligations thereunder with respect to benefits which are guaranteed by the PBGC under Title IV of the Act, the assets of the Plan which remain after reservation of an amount sufficient to pay all expenses of final administration shall be allocated, to the extent sufficient, in the following order of priority:

                  (i) To provide for the benefits payable under Section 11 of the Plan or, if the Plan existed on December 31, 1975, the corresponding Section or Sections of the Plan as in effect on December 31, 1975, to or in respect of Participants who retired or died, who could have retired, or who, having terminated Service, either began receiving payments of such benefits or could have begun receiving such payments if they had not elected to defer commencement of such payments, at least three years prior to the termination date, determined in each case on the basis of the provisions of the Plan at anytime during the five year period ending on the termination date when such benefits were or would have been the lowest and without regard to any increases in such benefits which accrued less than three years prior to the termination date; then

                 (ii) To provide all other benefits under the Plan which are guaranteed by the PBGC under Title IV of the Act, or which would be guaranteed if Sections 4022B(a) and 4022(b)(5) of the Act were not applicable, but which have not been allocated under (i) above; then

                (iii) To provide all other benefits which had become nonforfeitable under the Plan prior to the termination date but which have not been allocated under (i) or (ii) above; then

                 (iv) To provide all other benefits which had accrued under the Plan prior to the termination date but which have not been allocated under
(i), (ii) or (iii) above; then

                  (v) Any surplus assets of the Plan remaining after the payment of all expenses of final administration and after the satisfaction of all liabilities accrued to the termination date with respect to Participants, former Participants, Beneficiaries and Surviving Spouses under the Plan shall revert to the Company.

               (c) The foregoing allocations shall be made by the Administrative Committee in accordance with determinations made pursuant to the Labor Department Regulations. If the balance remaining for allocation under any of the foregoing Sections 17.6 (b) (i), (ii), (iii),(iv) or (v) is insufficient to provide in full the allocations under such Section, allocations to individuals under such Section shall be reduced pro rata (except that, under Section 17.6(b)(iii) only, such balance shall first be allocated to provide the benefits described therein determined on the basis of the provisions of the Plan which were in effect at the beginning of the five year period ending on the termination date and then, if the balance remaining for allocation is sufficient, to provide the benefits described therein which result from each successive amendment to the Plan during such five year period until the first such amendment as to which such balance is insufficient before reducing such allocation pro rata) and no allocations shall be made under a subsequent Section. The assets of the Plan allocated in accordance with Sections 17.6(b)(i), (ii), (iii) and (iv) above shall be distributed in such manner as the Administrative Committee shall determine, including without limitation, lump sum cash payments, cash installments, the purchase of immediate or deferred annuities, or any combination of the foregoing as the PBGC and, if applicable, the IRS, may approve.

         17.7. Asset Allocation by Court.

         Notwithstanding the provisions of Section 17.6, if the PBGC notifies the Administrative Committee that it is unable to determine whether the assets of the Plan are sufficient (or that such assets are insufficient) to discharge when due all obligations thereunder with respect to benefits which are guaranteed by the PBGC under Title IV of the Act, then the assets of the Plan shall be allocated and distributed only as a court having competent jurisdiction over the Plan and the Trust, or a trustee appointed by such court, shall direct or permit.

         17.8. Partial Termination.

         In the event of a partial termination (within the meaning of the Act) of the Plan has occurred then (i) the rights of all Participants affected thereby to their Accrued Benefits accrued to the date of such partial termination shall thereupon be nonforfeitable, but only to the extent that such Accrued Benefits have then been funded by such portion of the assets of the Trust as are determined to be properly allocable to such Participants and that such portion of assets is available to provide such Retirement Benefits upon the allocations provided in Section 17.6, and (ii) the provisions of Sections 16.3, 17.2, 17.3, 17.4 and 17.7, which in the opinion of the Administrative Committee are necessary for the execution of the Plan and the allocation and distribution of the assets of the Plan, shall apply. If a partial termination of the Plan has occurred as to any Participating Company, then to the maximum extent permitted by the Act, only the Participating Company as to which the partial termination of the Plan has occurred shall be liable to the PBGC for any insufficiency of assets.

                                  SECTION 18.

                              TOP HEAVY PROVISIONS

         18.1. Top Heavy Plan.

         The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year (or, with respect to the first Plan Year, the last day of such Plan Year). For purposes of determining whether the Plan is a Top Heavy Plan, when appropriate, actuarial assumptions which reflect reasonable mortality experience and a reasonable interest rate that uniformly applies for accrual purposes under all plans maintained by the Company and its Affiliates shall be used. Such actuarial assumptions shall be the same assumptions used to determine benefits under
Section 11. The present value of a Participant's Accrued Benefit shall be determined as of the last Valuation Date used for computing Plan costs for minimum funding purposes which occurs within the Plan Year in which the determination is being made, and shall include amounts distributed to or on behalf of the Participant within the five-year period ending on the Determination Date, as defined in Section 18.2(a). Effective January 1, 2002, however, the phrase "five-year period" shall refer instead to a "one-year period" with respect to distributions made on account of a Participant's termination of service, death or Disability. Notwithstanding any other provisions of the Plan, the provisions of this Section 18 shall apply and supersede all other provisions of the Plan during each Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

         18.2. Definition for Section 18.

         For purposes of this Section 18 and as otherwise used in the Plan, the following terms shall have the meanings set forth below:

               (a) "Determination Date" means the last day of the preceding Plan Year or the last day of the first Plan Year.

               (b) "Key Employee" means:

                  (i) For Plan Years beginning prior to
January 1, 2002, each Employee or former Employee (including a deceased Employee) and his Beneficiary who at any time during the five Plan Years ending on the Determination Date:

                   (A) was an officer of the Company or an Affiliate having an "annual compensation," as defined in Section 415(c)(3) of the Code, greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code, for any such Plan Year;

                   (B) was one of the 10 Employees owning the largest interest of the Company and its Affiliates, but only if he received annual compensation equal to or greater than the dollar amount applied for purposes of
Section 415(c)(1)(A) of the Code for the calendar year ending coincident with or immediately after the Determination Date;

                   (C) owned at least five percent of an Employer's outstanding shares of stock or at least five percent of the total combined voting power of an Employer's shares of stock (a "five-percent owner"); or

                   (D) owned at least one percent of an Employer's shares of stock or at least one percent of the total combined voting power of an Employer's shares of stock (a "one-percent owner") and whose annual compensation from the Employer exceeds $150,000.

                 (ii) For Plan Years beginning on or after January 1, 2002, any Employee or former Employee (including any deceased Employee) and his Beneficiary who at any time during the Plan Year that includes the Determination
Date:

                   (A) was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002);

                   (B) was a five-percent owner of the Employer; or

                   (C) was a one-percent owner of the Employer having annual Compensation of more than $150,000.

                (iii) The following special rules apply to this definition:

                   (A) No more than 50 officers, or, if less, the greater of three or 10% of all Employees will be Key Employees under Section 18.2(b)(i)(A) and (b)(ii)(A).

                   (B) A person is an officer only if he is in regular and continued service as an administrative executive of the Company or a Participating Company.

                   (C) No person will be a Key Employee under more than one paragraph ofthis definition unless he also is a Beneficiary of a deceased Key Employee.

                   (D) A person will be treated as owning all shares of stock which he owns directly or constructively by application Section 318 of the Code.

                   (E) For purposes of determining whether a person is a one-percent or five-percent owner of the Company or any Affiliate, his ownership interest in any entity related to the Company solely by reason of Sections 414(b), (c) and (m) of the Code shall be disregarded.

                   (F) For purposes of determining whether a person receives annual Compensation of more than $150,000, amounts received from each Employer required to be aggregated under Sections 414(b), (c) and (m) of the Code shall be taken into account.

                   (G) The determination of who is a Key Employee will be made in accordance with Section 416(i) of the Code and the applicable Regulations and other guidance of general applicability issued thereunder.

               (c) "Non-Key Employee" means (i) any Employee or former Employee who is not a Key Employee, or (ii) a Beneficiary of a Non-Key Employee.

               (d) "Permissive Aggregation Group" means all qualified employee pension benefit plans in the Required Aggregation Group and any qualified employee pension benefit plans sponsored by the Company or an Affiliate which are not part of the Required Aggregation Group, but which satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group and which the Company elects to have included in the Permissive Aggregation Group.

               (e) "Required Aggregation Group" means the Plan and any other qualified employee pension benefit plan that was sponsored by the Company or an Affiliate (i) in which a Key Employee participates or (ii) which enables the Plan to meet the requirements of Sections 401(a)(4) or 410 of the Code.

               (f) "Top Heavy Group" means all qualified employee pension benefit plans of the Company and its Affiliates in the Required Aggregation Group and any other qualified employee benefit plan of the Company and its Affiliates which the Company elects to aggregate as part of a Permissive Aggregation Group if, on any Determination Date, the Value of the cumulative annual accrued benefits for Key Employees under all defined benefit plans and the aggregate Value of all Key Employees' accounts under all defined contribution plans exceed 60% of a similar sum determined for all Employees. For purposes of this computation, the account balances and cumulative annual accrued benefits of a Participant (i) who is a Non-Key Employee but who was a Key Employee in a prior Plan Year, or (ii) who has not been credited with at least one Hour of Service with any Employer at any time during the five year period ending on the Determination Date will be disregarded. Effective January 1, 2002, clause (ii) of the preceding sentence shall be applied by replacing the phrase "five year period" with "one year period. If the aggregated plans do not have the same Determination Date, this test will be made using the Value calculated as of each plan's Determination Date occurring during the same Plan Year.

               (g) "Top Heavy Plan" means the Plan if, on any Determination Date, the present Value of the cumulative accrued benefits under the Plan for Key Employees exceeds 60% of the Value of the cumulative accrued benefits under the Plan for all Employees. For purposes of the comparison, the cumulative accrued benefits of all Non-Key Employees who were, but no longer are, Key Employees will be disregarded.

               (h) "Top Heavy Plan Year" means any Plan Year during which the Plan is Top Heavy or part of a Top Heavy Group.

               (i) "Value" means:

                  (i) for all defined benefit plans, the present value calculated as provided in those plans; and

                 (ii) for all defined contribution plans, the fair
market value of each Participant's account (including amounts attributable to voluntary employee contributions from a qualified employee pension benefit plan sponsored by the Company or an Affiliate) determined as of the most recent Determination Date increased by:

                   (A) distributions made during the five Plan Years ending on the Determination Date (except distributions already included in determining the Value of the accounts and distributions made during the five Plan Years preceding the Determination Date under a terminated plan which, if it had not been terminated, would have been required to be included in the Required Aggregation Group), provided that effective January 1, 2002, the phrase "five plan years" shall be replaced by "plan year" with respect to distributions made on account of a Participant's termination of service, death, or Disability; and

                   (B) all rollover contributions distributed from the plans to a qualified employee benefit plan not sponsored by the Company or an Affiliate, and decreased by;

                   (C) any deductible employee contributions; and

                   (D) rollover contributions received by the plans from a qualified employee benefit plan not sponsored by the Company or an Affiliate; and

                   (E) rollover contributions distributed from the Plan to a qualified employee pension benefit plan sponsored by the Company or an Affiliate.

         18.3. Minimum Vesting.

               (a) If a Plan is a Top Heavy Plan with respect to any Plan Year, the nonforfeitable percentage of the Accrued Benefit derived from Company contributions of each Participant who is credited with at least one Hour of Service on or after the date the Plan becomes Top Heavy shall not be less than the amount determined in accordance with the following vesting schedule:

         Years of Service                                  Percentage
         ----------------                                  ----------

         Less than 2 years                                     0%
         2 years but less than 3 years                        20%
         3 years but less than 4 years                        40%
         4 years but less than 5 years                        60%
         5 years but less than 6 years                        80%
         6 or more                                           100%

               (b) In the event the vesting provisions of Section 8.1 are amended, or changed on account of the Plan becoming or ceasing to be a Top Heavy Plan, any Participant who has completed at least three Years of Service, may elect to have the amount of his nonforfeitable right to his Retirement Benefit computed under the Plan without regard to such amendment or change by notifying the Administrative Committee in writing within the election period hereinafter described. The election period shall begin on the date such amendment is adopted or the date such change is effective, as the case may be, and shall end no earlier than the latest of the following dates: (i) the date which is 60 days after the day such amendment is adopted; or (ii) the date which is 60 days after the day such amendment or change becomes effective; or (iii) the date which is 60 days after the day the Participant is given written notice of such amendment or change by the Administrative Committee. Any election made pursuant to this Section 18.3(b) shall be irrevocable.

         18.4. Minimum Benefits.

               (a) Subject to the provisions of Section 18.5, if the Plan is a Top Heavy Plan at any point in time, the Accrued Benefit derived from the Company's contributions for each Participant who has completed a Year of Service regardless of whether he is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee shall not, regardless of the Participant's Compensation, at such point be less than such Participant's Average Compensation, multiplied by the lesser of (i) two percent multiplied by the number of Years of Service or (ii) 20%. For purposes of the preceding sentence, Years of Service shall not include any Year of Service credited with respect to Plan Years which began prior to January 1, 1984, or any other Year of Service credited with respect to a Plan Year during which the Plan was not a Top Heavy Plan.

               (b) For purposes of this Section 18.4, "Average Compensation" shall mean the average of a Participant's aggregate annual compensation (or to the extent required by the Code or Section 1.415-2(d) of the IRS Regulations) for the period of five consecutive years (or, if the Participant does not have five consecutive years, his actual number of consecutive years) during which the Participant had the greatest annual compensation (or to the extent required by the Code or Section 1.415-2(d) of the IRS Regulations).

         18.5. Limitations on Benefits.

               (a) This Section 18.5 shall apply only with respect to Plan Years beginning before January 1, 2000.


               (b) For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the Dollar Limitation in determining the denominator of the Defined Benefit Fraction and of the Defined Contribution Fraction for purposes of Section 12.

               (c) If, after substituting 90% for 60% wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, then the provisions of Section 18.5(a) shall not be applicable if the Accrued Benefit of any Participant who is a Non-Key Employee is determined in accordance with Section 18.4(a) by substituting "three percent" for "two percent" in Section 18.4(a) and increasing "20%" in Section 18.4(a) by one percent for each Plan Year described in the last sentence of Section 18.4(a), but not beyond "30%".

         18.6. Other Plans.

         If, with respect to a Non-Key Employee who benefits in a Plan Year under both a defined contribution and defined benefit plan which are Top Heavy Plans maintained by the Employer, a top heavy minimum benefit is not provided for such Plan Year under both plans, then such determination for such Plan Year shall be made in conformity with the comparability analysis described in Q&A M-12 of Section 1.416-1 of the IRS Regulations. Effective for Plan Years beginning prior to January 1, 2000, such analysis shall be modified, where a factor of 1.25 is utilized for such Plan Year in connection with the satisfaction of the limitations set forth in Section 415(e) of the Code, in accordance with the last sentence of Q&A M-14 of Section 1.416-1 of the IRS Regulations.

                                  SECTION 19.

                       GENERAL LIMITATIONS AND PROVISIONS

         19.1. No Right to Continued Employment.

         Nothing contained in the Plan shall give any Employee the right to be retained in the employment of the Company, any Participating Company, or any of its subsidiaries or affiliated or associated corporations, or affect the right of any such Employer to dismiss any Employee. The adoption and maintenance of the Plan shall not constitute a contract between the Employer and any Employee or consideration for, or an inducement to or condition of, the employment of any Employee.

         19.2. Trust is Sole Source of Benefits.

         The Trust shall be the sole source of benefits under the Plan and, except as otherwise required by the Act, the Employer, the Administrative Committee, and the Investment Committee assume no liability or responsibility for payment of such benefits, and each Participant, Surviving Spouse, Beneficiary, or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust for such payment and shall not have any right, claim or demand therefor against the Employer, the Administrative Committee or the Investment Committee, or any member thereof, or any Employee or director of the Employer.

         19.3. Payment on Behalf of Payee.

         If the Administrative Committee shall find that any person to whom any amount is payable under the Plan is found by a court of competent jurisdiction to be unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due his or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Administrative Committee so elects, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

         19.4. No Alienation.

               (a) Except insofar as may otherwise be required by law or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable at any time under the Plan and the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the Plan and Trust, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then the Administrative Committee, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his spouse, children or other dependents, or any of them, in such manner and proportion as the Administrative Committee may deem proper.

               (b) Notwithstanding Section 19.4(a), with respect to judgments, orders, decrees issued and settlement agreements entered into on or after August 5, 1997, a Participant's benefit may be reduced if a court order or requirement to pay arises from: (1) a judgment of conviction for a crime involving the Plan; (2) a civil judgment (or consent order or decree) that is entered by a court in an action brought in connection with a breach (or alleged breach) of fiduciary duty under ERISA; or (3) a settlement agreement entered into by the Participant and either the Secretary of Labor or the PBGC in connection with a breach of fiduciary duty under ERISA by a fiduciary or any other person. The court order, judgment, decree, or settlement agreement must specifically require that all or part of the amount to be paid to the Plan be offset against the Participant's Plan benefits. If the survivor annuity requirements of Section 401(a)(11) of the Code apply with respect to distributions from the Plan to the Participant and the Participant has a spouse at the time at which the offset is to be made, such offset shall not be made unless the Plan complies with Section 401(a)(13)(C)(ii) of the Code.

         19.5. Missing Payee.

         If the Administrative Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Administrative Committee or the Employer, and within three months after such mailing such person has not made written claim therefor, the Administrative Committee, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be canceled on the records of the Plan. The amount thereof shall be applied to reduce the contributions of the Participating Company that had employed the Participant, and upon such cancellation, the Plan and the Trust shall have no further liability therefore. Notwithstanding the foregoing, in the event such person later notifies the Administrative Committee (prior to termination of the Plan) of his whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him as provided in Section 11 of the Code.

         19.6. Subject to Trust Agreement.

         Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement which the Company shall enter into with the Trustee providing for the administration of the Trust Fund.

         19.7. Required Information.

         Each Participant shall file with the Administrative Committee such pertinent information concerning himself, his spouse, his Beneficiary, or any other person as the Administrative Committee may specify and in such manner and form as the Administrative Committee may specify or provide, and no Participant, Surviving Spouse or Beneficiary, or other person shall have any rights or be entitled to any benefits or further benefits under the Plan unless such information is filed by or with respect to him.

         19.8. Subject to Insurance Contract.

         If the payment of any benefit under the Plan is provided for by a contract with an insurance company, the payment of such benefit shall be subject to all the provisions of such contract.

         19.9. Communications to Committees.

         All elections, designations, requests, notices, instructions, and other communications from a Participating Company, a Participant, Beneficiary, Surviving Spouse, or other person to the Administrative Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Administrative Committee, shall be mailed by first class mail or delivered to such location as shall be specified by the Administrative Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by the Administrative Committee at such location.

         19.10. Communications from Participating Company or Committees.

         All notices, statements, reports and other communications from a Participating Company or either Committee, to any Eligible Employee, Participant, Beneficiary, or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed by first class mail, postage prepaid and addressed to, such Eligible Employee, Participant, Beneficiary, or other person at his address last appearing on the records of the Administrative Committee.

         19.11. Gender, Tense.

         Whenever used in the Plan, the masculine gender includes the feminine gender and the singular includes the plural, unless the content indicates otherwise.

         19.12. Captions.

         The captions preceding the Sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

         19.13. Applicable Law.

         The Plan and all rights thereunder shall be governed by and construed in accordance with the Act and the laws of the State of New Jersey.

                                                COVANTA ENERGY

                                                ------------------------------
                                                By:
                                                Date:

                           COVANTA ENERGY PENSION PLAN

                                   APPENDIX I

                        ACTUARIAL ASSUMPTIONS AND TABLES

         Except as limited in Section 2.26, the actuarial tables and interest rates used to calculate the Equivalent Actuarial Value or Actuarial Equivalent of a particular form of benefit shall be as follows:

         Interest:     Eight percent, compounded annually.

         Mortality:    1983 Group Annuity Table weighted to reflect 80% of
                       the male and 20% of the female annuity rates.

Provided, however, that for purposes of calculating Equivalent Actuarial Values under Section 11.6 for Plan Years beginning on or after January 1, 2000, the "applicable interest rate" and "applicable mortality table" shall be used in accordance with Section 417(e)(3) of the Code.